Investments	12 Months Ended
Mar. 31, 2024
Disclosure of Investments [Abstract]
Investments [Text Block]

6. Investments

As at March 31, 2024 and 2023, the Company holds a number of investments in both private and public companies. The Company's investment holdings that are not traded in active markets by the Company are considered investments. Investments are accounted for as financial assets which are initially recognized at fair value and subsequently measured through fair value through profit or loss. Refer to Note 24 for the classification of the investments into one of the three levels in the fair value hierarchy.

The continuity of investments was as follows:

Investments
Balance, March 31, 2022	$17,001
Unrealized loss on investments	(13,432)
Foreign exchange	(703)
Balance, March 31, 2023	$2,866
Additions	341
Unrealized gain on investments	3,743
Foreign exchange	24
Balance, March 31, 2024	$6,974